EXHIBIT 24(b)
January 22, 1999



W. L. Westbrook                                    Wayne Boston
270 Peachtree Street, N.W.                         241 Ralph McGill Blvd. NE
Atlanta, Georgia  30303                            Atlanta, Georgia 30308-3374

Dear Sirs:

         Alabama Power Company proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 1998, and (2) its quarterly reports on Form 10-Q during 1999.

         Alabama Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint W. L. Westbrook and Wayne Boston our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                Yours very truly,

                                ALABAMA POWER COMPANY



                                By      /s/Elmer B. Harris
                                          Elmer B. Harris
                                   President and Chief Executive
                                              Officer

     /s/Whit Armstrong                       ______________________________
      Whit Armstrong                                 William V. Muse


    /s/David J. Cooper                              /s/John T. Porter
      David J. Cooper                                John T. Porter


     /s/A. W. Dahlberg                             /s/Robert D. Powers
      A. W. Dahlberg                                Robert D. Powers


/s/Peter V. Gregerson, Sr.                        /s/Andreas Renschler
  Peter V. Gregerson, Sr.                           Andreas Renschler


    /s/Elmer B. Harris                           /s/C. Dowd Ritter, III
     Elmer B. Harris                               C. Dowd Ritter, III


  /s/Carl E. Jones, Jr.                      ______________________________
    Carl E. Jones, Jr.                           William J. Rushton, III


   /s/Patricia M. King                             /s/James H. Sanford
     Patricia M. King                               James H. Sanford


    /s/James K. Lowder                            /s/John Cox Webb, IV
     James K. Lowder                                John Cox Webb, IV


/s/Wallace D. Malone, Jr.                      /s/William B. Hutchins, III
  Wallace D. Malone, Jr.                        William B. Hutchins, III


   /s/Thomas C. Meredith                            /s/Art P. Beattie
    Thomas C. Meredith                               Art P. Beattie

Extract from minutes of meeting of the board of directors of Alabama Power Company.

                               - - - - - - - - - -

                  RESOLVED: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, Alabama Power Company's annual report on Form 10-K for the year ended December 31, 1998, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, and also filing quarterly reports on Form 10-Q, Alabama Power Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to W. L. Westbrook and Wayne Boston, in substantially the form of power of attorney presented to this meeting.

                               - - - - - - - - - -

                  The undersigned officer of Alabama Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Alabama Power Company, duly held on January 22, 1998, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated March 24, 1999                  ALABAMA POWER COMPANY


                                      By   /s/Wayne Boston
                                            Wayne Boston
                                         Assistant Secretary